Exhibit 10.1


                      SECOND AMENDMENT TO LOAN DOCUMENTS
                      ----------------------------------

      THIS SECOND AMENDMENT TO LOAN DOCUMENTS (this "Amendment"), dated as of July 1, 2004, is among CARRINGTON LABORATORIES, INC., a Texas corporation (the "Borrower"), CARALOE, INC., a Texas corporation, and DELSITE BIOTECHNOLOGIES, INC., a Delaware corporation (collectively, the "Guarantors") and COMERICA BANK, successor by merger with Comerica Bank-Texas (the "Bank").

                                  RECITALS:

      The Bank has extended various loans to Borrower, as more particularly described in the Credit Agreement dated as of September 1, 2002 executed between the Borrower and the Bank (as the same has been or may hereafter be amended, restated, supplemented, or otherwise modified from time to time, the "Agreement").

      In connection with the Agreement, the Borrower, the Guarantors, and the Bank have entered into that certain Advance Formula Agreement dated as of September 1, 2002 (as the same has been or may hereafter be amended, restated, supplemented, or otherwise modified from time to time, the "Advance Formula Agreement").

      The Bank, the Borrower, and the Guarantors now desire to amend the Agreement and the Advance Formula Agreement as provided herein.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows (all provisions of this Amendment being effective as of the date hereof unless otherwise stated herein):

                                  ARTICLE I

                                 Definitions
                                 -----------

      Section 1.1 Definitions.   Capitalized terms used in this Amendment, to
 the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.


                                  ARTICLE II

                                  Amendments
                                  ----------

   Section 2.1 Amendment to Section 4.4.a. of the Agreement. Effective as of July 1, 2004, Section 4.4.a. of the Agreement is amended and restated in its entirety to read as follows:

        a. Tangible Net Worth. Maintain a Tangible Net Worth as of the end of each calendar month of not less than the amount set forth below at each respective month end as set forth below:

                    Month End                          Amount
                    ---------                          ------
       At July 31, 2004                            $ 10,800,000.00

       At August 31, 2004                          $ 10,900,000.00

       At September 30, 2004                       $ 11,300,000.00

       At October 31, 2004                         $ 11,500,000.00

       At November 30, 2004                        $ 11,800,000.00

       At each successive month end after          $ 12,200,000.00
       November 30, 2004



   Section 2.2 Amendment to Section 4.4.b. of the Agreement. Effective as of July 1, 2004, Section 4.4.b. of the Agreement is amended and restated in its entirety to read as follows:

        b. Current Ratio. Maintain in a Current Ratio as of the end of each calendar month of not less than 1.60 to 1.0, commencing July 31, 2004.

   Section 2.3   Amendment to Section 4.4.c. of the Agreement.   Effective as
 of July 1, 2004, Section 4.4.c. of the Agreement is amended and restated in its entirety to read as follows:

        c. Liquidity Ratio. Maintain in a Liquidity Ratio as of the end of each calendar month, of at least the ratio set forth below during the corresponding period set forth below:

                     Period                            Amount
                     ------                            ------
       From June 30, 2004 through the Revolving       1.75:1.00
       Credit Maturity Date


      Section 2.4   Amendment to  Section 2 of the Advance Formula Agreement.
 Section 2 of the Advance Formula Agreement is restated in its entirety to read as follows:

      ADVANCE  FORMULA.    Debtor  warrants  and  agrees  that  Debtor's
      indebtedness to Bank for the Formula Loans shall never exceed the sum of:

           (a) eighty percent (80%) of its Eligible Accounts, as defined below, excluding Eligible Accounts attributable to Medline Industries, Inc. ("Medline") as the Account Debtor; plus

           (b) the lesser of (i) $350,000 or (ii) 80% of Permitted Medline Accounts (as used herein, the term "Permitted Medline Accounts" means fifty percent (50%) of Debtor's Eligible Accounts attributable to Medline as the Account Debtor); plus

           (c) fifty percent (50%) of its Eligible Inventory (as defined below) classified as "raw materials" and fifty percent (50%) of its Eligible Inventory classified as "finished goods" as such terms are used in Section 5 below.

      Notwithstanding the Medline exclusions of paragraph (a) above and the limitations of paragraph (b) above of this Section 2, such limitations will cease to apply to Eligible Accounts attributable to Medline as the Account Debtor (and Medline Eligible Accounts will thereafter be included in the computation provided for in paragraph (a) above) at the first to occur of the following events:

           (1) Medline has executed (and Bank is in receipt of) a written irrevocable waiver of all of its present and future rights of offset or other claims against Debtor, such waiver to be in form and content satisfactory to Bank in its sole discretion, or

           (2) Medline has executed (and Bank is in receipt of) a written statement, in form and content satisfactory to Bank in its sole discretion, evidencing payment in full of all obligations owed by Debtor to Medline which in any way could result in a right of offset or other claims that could reduce the amount of any accounts payable owed by Medline to Debtor which are from time to time included in computing the advance formula under this Section 2.


                                 ARTICLE III

                        Ratifications; Representations
                        ------------------------------

   Section 3.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and any notes relating thereto, the Loan Documents, and all other documents executed in connection with the Agreement are hereby ratified and confirmed and shall continue in full force and effect. The Loan Parties and the Bank agree that the Agreement, as amended hereby, and all other documents executed in connection with the Agreement or this Amendment to which such Loan Party is a party, or becomes a party to pursuant to this Amendment, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

   Section 3.2 Representations and Warranties. Each of the Borrower and the Guarantors hereby represent and warrant to the Bank that the representations and warranties contained in the Agreement, as amended hereby, and any other documents executed in connection therewith or herewith are true and correct on and as of the date hereof as though made on and as of the date hereof.


                                 ARTICLE IV

                             Conditions Precedent
                             --------------------

   Section 4.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

           (a) The Bank shall have received each of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Bank:

                (a) Amendment.   This  Amendment  properly  executed  by  the
           Borrower, the Bank and each Guarantor;

                (b) Resolutions. Resolutions of each Loan Party certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by such Loan Party of this Amendment and the other Loan Documents to which such Loan Party is or is to be a party hereunder;

                (c) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of each Loan Party certifying the names of the officers of such Loan Party authorized to sign this Amendment and each of the other Loan Documents to which such Loan Party is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

                (d) Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation of each Loan Party as to the existence and good standing of such Loan Party, each dated within thirty (30) days prior to the date of this Amendment;

                (e) No  Oral  Agreements.    No  Oral  Agreements   document,
           properly executed by each Loan Party; and

                (f) Additional Information. The Bank shall have received such additional documents, instruments and information as the Bank or its legal counsel, Winstead Sechrest & Minick P.C., may request.

           (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

           (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

           (d) All   corporate  proceedings  taken  in  connection  with  the
      transactions  contemplated  by  this   Amendment  and  all   documents,
      instruments,  and  other  legal  matters  incident  thereto  shall   be
      satisfactory to the Bank and its legal counsel, Winstead Sechrest & Minick P.C.


                                  ARTICLE V

                  Acknowledgment and Agreement of Guarantors
                  ------------------------------------------

      Each of the Guarantors hereby (i) consents to the terms and execution hereof; (ii) reaffirms its obligations to the Bank pursuant to the terms of its Guaranty; (iii) reaffirms its obligations to the Bank pursuant to the terms of each Guarantor's respective Security Agreement; and
 (iv) acknowledges that the Bank may amend, restate, extend, renew or otherwise modify the Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of any Guarantor and without impairing the liability of any Guarantor under its Guaranty and its Security Agreement for all of the Borrower's present and future indebtedness to the Bank.


                                 ARTICLE VI

                                Miscellaneous
                                -------------

   Section 6.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them.

   Section 6.2 Reference to Agreement. Each of the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such documents to the Agreement shall mean a reference to the Agreement as amended hereby.

   Section 6.3 Expenses of Bank. As provided in the Agreement, the Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Bank in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and reasonable fees of the Bank's legal counsel, and all costs and expenses incurred by the Bank in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other document executed in connection therewith, including without limitation the costs and reasonable fees of the Bank's legal counsel.

   Section 6.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

   Section 6.5 Applicable Law. This Amendment and all other documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

   Section 6.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Bank, the Borrower and its successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Bank.

   Section 6.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

   Section 6.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

   Section 6.9 Release. In consideration for the execution by the Bank of this Amendment, the Borrower does hereby release, acquit and forever discharge the Bank, its officers, directors, agents, attorneys and representatives, jointly and severally, from any and all claims, demands, causes of action and liabilities whatsoever, both at law or in equity which the Borrower had or now have whether known or unknown at the present time from the beginning of time up to and including the date of this Amendment and which are in any manner related to or which in any way concern the Agreement, the Loan Documents, or any other agreements or dealings by or between the Bank and the Borrower, and the Borrower hereby waives any and all such claims, demands, and causes of action.

   Section 6.10 ENTIRE AGREEMENT. THE AGREEMENT, THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN
 CONNECTION WITH THE AGREEMENT OR THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

    [Remainder of page intentionally left blank.  Signature pages follow.]
      Executed as of the date first written above.

                               BORROWER:

                               CARRINGTON LABORATORIES, INC.

                               By: /s/ Carlton E. Turner
                                   ------------------------------------
                                   Name:  Carlton E. Turner
                                         ------------------------------
                                   Title: President and CEO
                                         ------------------------------


                               GUARANTORS:

                               CARALOE, INC.

                               By: /s/ Carlton E. Turner
                                   ------------------------------------
                                   Name:  Carlton E. Turner
                                         ------------------------------
                                   Title: President
                                         ------------------------------



                               DELSITE BIOTECHNOLOGIES, INC.

                               By: /s/ Carlton E. Turner
                                   ------------------------------------
                                   Name:  Carlton E. Turner
                                         ------------------------------
                                   Title: CEO
                                         ------------------------------


                               BANK:

                               COMERICA BANK
                               (successor by merger with Comerica Bank-Texas)

                               By: /s/ Margareth Fanini
                                   ------------------------------------
                                   Name: Margareth Fanini
                                         ------------------------------
                                   Title: Vice President - Texas Division
                                         ------------------------------